Exhibit 99.1

Helmerich & Payne, Inc. Howard Weil Energy Conference Howard Weil Energy Conference April 8, 2008 April 8, 2008 Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company’s Form 10-K filed with the Securities and Exchange Commission on November 28, 2007.

H&P Basics Activity: Contract Drilling for Oil and Gas Symbol: HP (NYSE, Since 1963) Market Cap: $4.9 (In Billions, March 26, 2008) Assets: $3.1 (In Billions, Dec 31, 2007) EBITDA: $720 (In Millions, Fiscal 2007 ended Sep 30) Debt: $485 (In Millions, Dec 31, 2007)

U.S. Land 175 U.S. FlexRigs 136* Mobile & Conventional 39 Offshore 9 International Land 34** H&P’s Global Rig Fleet 218 Total Rigs (Includes New Build Commitments) * Includes 3 rigs scheduled for delivery by the end of the third fiscal quarter of 2008. ** Includes 1 FlexRig operating in Tunisia and 7 FlexRigs pending delivery in fiscal 2008 and 2009.

30 36 40 39 49 66 83 90 90 113 157 175 0 20 40 60 80 100 120 140 160 180 200 FY1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E* Fiscal Year (Ending Sept 30) U.S. Land Rigs Growth in H&P’s U.S. Land Fleet * Includes committed new builds.

 New higher-performing rigs have sidelined hundreds of older, less capable units in the U.S. As drilling becomes increasingly difficult, we see ample potential for additional new builds in both domestic and international markets. International markets are beginning to embrace the advantages of new drilling rig technology. Retooling the Drilling Business

H&P is Leading the U.S. Land Retooling Effort



Active H&P U.S. Land Fleet
(162 Rigs)
Conventional Rigs
Other New Builds (FlexRig 1 & 2)
AC Driven (FlexRig 3 & 4)
Total Active U.S. Land Fleet (Estimates)
(~2,000 Rigs)
AC Driven New Builds
Other New Builds
Refurbished rigs, built between 1940s and 1982
Conventional Rigs

HELMERICH & PAYNE, INC.

$0 $2 $4 $6 $8 $10 $12 $14 $16 Peers* H&P Estimated Asset Value per Rig (in Millions) Total U.S. Land Asset Book Value per Rig** (Quarter Ended December 31, 2007) Investing in New Technology Does Make a Difference Tangible Premium * Represents estimated weighted-average value for NBR, PTEN, GW and UNT. ** Estimated U.S. land asset book value per rig represents total U.S. land asset book value divided by marketed U.S. land rigs.

$4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Average Rig Margin per Day U.S. Land Average Daywork Margins H&P Peers* *Represents weighted-average rig margin per day for PTEN, NBR, UNT and GW. Technology and Quality Service Make a Difference 50% H&P’s Margin Premium

*Represents average active rigs for PTEN, NBR, UNT and GW. H&P Gaining Market Share -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Change in Average Active Rigs Growth / Decline in U.S. Land Average Rig Activity H&P (From 84 to 151 Rigs at ~95% Utilization in Q4CY07) Peers* (From 663 to 659 Rigs at ~74% Utilization in Q4CY07)

H&P Segment Operating Income $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Quarter Ended Operating Income per Quarter (Millions) International Land Offshore U.S. Land H&P’s Growth in Operating Income * Excludes asset impairment charge. *

Estimated Growth from 2007 to 2008 (Calendar Years) Delivering EPS & CPS Growth to Shareholders Analyst Estimates CY2007-CY2008 EPS Growth (First Call Consensus - March 27, 2008) -40% -30% -20% -10% 0% 10% 20% 30% 40% GW PTEN NBR UNT HP Analyst Estimates CY2007-CY2008 CPS Growth (First Call Consensus - March 27, 2008) -40% -30% -20% -10% 0% 10% 20% 30% 40% GW PTEN NBR UNT HP

Annualized Return on Equity Quarter Ended December 31, 2007 14% 16% 18% 20% 22% 24% 26% PTEN NBR UNT GW HP Returns are Ultimately Driven by Performance

 Continue to extend our brand leadership: Strong field execution Innovative design Manufacturing capabilities Pursue opportunities in both domestic and international markets Partner with the customer to reduce total well costs through safety and efficiency Encouraged to Stay the Course

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218* 193 151 128 130 127 90 77 89 88 96 111 0 20 40 60 80 100 120 140 160 180 200 220 FY1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E* Fiscal Year (Ending Sept 30) Rigs Available International U.S. Offshore U.S. Land H&P’s Global Fleet * Includes committed new builds.

0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Quarter Ended Baker Hughes U.S. Land Average Rig Count $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 H&P's U.S. Land Average Rig Margin per Day H&P's U.S. Land Average Rig Margin per Day Baker Hughes U.S. Land Rig Count The BH U.S. Land Rig Count Remains Strong

 Expansion continues Utilization remains high Average spot dayrates are flattening About half of the segment’s potential revenue days are under term contracts through fiscal 2009 H&P’s U.S. Land Operations

H&P U.S. Land Term Contracts Term Contract Status - H&P U.S. Land (Including Committed New Builds) 0 20 40 60 80 100 120 Q2FY08 Q3FY08 Q4FY08 Q1FY09 Q2FY09 Q3FY09 Q4FY09 Number of Rigs (Estimated Quarterly Average) 0% 10% 20% 30% 40% 50% 60% Estimated % of Potential Revenue Days Contracted Term Contracts - Other Rigs Term Contracts - New Builds (Since 2005) % of H&P's U.S. Land Fleet on Term

 Long-term contracts Customer base – Over 80% of our U.S. land fleet is operated by majors and very large independents Two-thirds of H&P’s rigs in the U.S. land spot market are FlexRigs Well Positioned to Cope with Market Volatility

 Expect significant improvements in utilization and average rig margins per day in the third fiscal quarter Number of active rigs increasing from five to eight during the third fiscal quarter The ninth rig is contracted and expected to begin operations in early 2009 H&P’s Offshore Operations

 Current utilization level at 74%, but expected to increase to 85% during the third fiscal quarter Daily margins expected to remain relatively flat for the duration of fiscal 2008 Seven new FlexRigs expected to be delivered in Latin America over the next twelve months Actively seeking additional growth opportunities around the world H&P’s International Land Operations

 Construction program on schedule and on budget (As revised in August 2006) FlexRigs continue to outperform FlexRig4 performance similar to FlexRig3’s Ample opportunity for further improvement FlexRig Construction and Performance

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

A Bi-directional Skidding System to Accommodate Multiple-row Well Pads

FlexRig4 – Performance Sample

0 2,000 4,000 6,000 8,000 10,000 12,000 0 2 4 6 8 10 12 14 16 18 20 22 24 Time (days) Depth (ft) Customer's Targe t Curve Well #2 Spud: 3/9/07 @ 04:30 Well #3 Spud: 3/26/07 @ 01:00 Well #4 Spud: 4/21/07 @ 08:30 Well #5 Spud: 5/09/07 @ 04:00 FlexRig4S Barnett Shale 36% Improvement over 5 wells FlexRig4 – Performance Sample

Example of Best Value – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2007 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

Value added from FlexRig3 operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Example of Best Value – H&P vs. Competitors

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Additional References:

 Create value through efficiency and safety Provide the most innovative and advanced rigs Structure the organization required to support them Drive customers’ total well costs down Seize opportunities to expand market share Deliver premium margins and sustainable growth to shareholders H&P’s Differentiated Approach

U.S. Land Daywork Drilling Margins Quarter Ended December 31, 2007 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 GW NBR PTEN UNT HP FlexRig3 Estimated Average Rig Margins per Day Technology and Quality Service Make a Difference Peers’ weighted average daily margin 50% 89% H&P premium FlexRig3 premium

$0 $50 $100 $150 $200 $250 $300 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 U.S. Land Operating Income (Millions) Quarter Ended Peer U.S. Land Operating Income GW UNT HP PTEN* NBR** Growth in H&P’s U.S. Land Operating Income * PTEN’s operating income includes Canadian drilling operations. ** NBR’s operating income corresponds to their U.S. Lower 48 Land Drilling segment.

 Rig count remains strong Increasing demand for more difficult drilling New and improved rigs replacing old and tired rigs Greater focus on performance, safety and people Market Trends Aligned with H&P’s Strengths

Increased Demand for More Difficult Drilling Active Rigs in U.S. Land Drilling for Natural Gas 0 200 400 600 800 1000 1200 1400 2003 2004 2005 2006 2007 Sample Week in May During Each Year Number of Active Rigs (Smith Bits S.T.A.T.S.) Horizontal or Directional Drilling Vertical Drilling

0 2 4 6 8 10 1990 1995 2000 2005 2010 2015 2020 2025 2030 Alaska Lower 48 Non-Associated Unconventional Lower 48 Non-Associated Offshore Lower 48 Associated-Dissolved Lower 48 Non-Associated Conventional Onshore Projections History TCF Source: Energy Information Administration Annual Energy Outlook 2007 with projections to 2030 (February 2007) Unconventional Natural Gas Production Growing

Increased Demand for More Difficult Drilling Active Rigs in Barnett Shale 0 50 100 150 200 250 2003 2004 2005 2006 2007 Sample Week in May During Each Year Number of Active Rigs (Smith Bits S.T.A.T.S.) Horizontal or Directional Drilling Vertical Drilling

Increased Demand for More Difficult Drilling Active Rigs in Piceance Basin 0 10 20 30 40 50 60 70 80 2003 2004 2005 2006 2007 Sample Week in May During Each Year Number of Active Rigs (Smith Bits S.T.A.T.S.) Horizontal or Directional Drilling Vertical Drilling

Active Land Rigs Drilling Horizontal or Directional Wells (Data Source: Smith International, Inc. - S.T.A.T.S. - 5/11/07) 0% 10% 20% 30% 40% 50% 60% 70% Land Rigs, Industry Wide FlexRigs Percentage of Applicable Rig Fleet FlexRigs in Demand for More Difficult Wells

AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities Leader in New Ideas & Applied Technology

Driller on a Conventional Rig vs. FlexRig

Roughnecks on a Conventional Rig vs. FlexRig

H&P’s Organizational Support Structure

Highlights of FlexRig3s 1. Field Performance vs. customers’ planned drill curves* • 1901 complete wells as of March 12, 2008 • 1191 wells (63%) under or on • 591 wells (31%) over *6% of wells had no planned curves 2. 79% of FlexRig3s are currently drilling directional, more technically difficult wells. FlexRig3 Performance

Highlights of FlexRig4s 1. Field Performance vs. customers’ planned drill curves* • 1376 complete wells as of March 12, 2008 • 942 wells (68.4%) under or on • 395 wells (28.7%) over *2.9% of wells had no planned curves 2. 80% of FlexRig4s are currently drilling directional, more technically difficult wells. FlexRig4 Performance

9.0 MM H&P MANHOURS 0 2 4 6 8 10 12 14 16 94 95 96 97 98 99 00 01 02 03 04 05 06 07 YEAR 0 2 4 6 8 10 12 14 16 Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (1994 – 2007) 12–Month Rolling Average Incidence Rates INCIDENTS PER 200,000 MANHOURS MANHOURS WORKED (MM) IADC 3Q07 TRIR = 5.25 H&P TRIR = 1.90

Actual Cost Per Man Hour Worked U.S. Land & Offshore Operations $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 COST/MAN HOUR $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 EMR FY07 = .33 FY06 = .30 FY05 = .32 FY04 = .32 FY03 = .34 FY02 = .37 FY01 = .38 FY00 = .41 FY99 = .38 FY98 = .37 Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Average = 1.00) Fiscal Year: (2M)

Personnel Development Center 1. Health, Safety and Environmental (HSE) 2. People Skills and Leadership 3. Technical (Equipment Support) 4. Administration (Payroll, Supply Chain)

49 Monetizing H&P’s Stock Portfolio Sales of H&P's Stock Portfolio 0 1 2 3 4 5 6 7 8 2003 2004 2005 2006 2007 Fiscal Year (Ending Sep 30) Shares Held (in Millions) Adjusted for Splits $- $10 $20 $30 $40 $50 $60 $70 $80 Annual Portfolio Sales (in Millions, Net of Minor Additions) Annual Sales SLB Shares ATW Shares

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